Securities and Exchange Commission
Washington, D.C.  20549

Re:	USA Mutuals

Dear Sir or Madam:

We have read item 77K of the Form N-SAR of USA Mutuals for the period ended March 31, 2009 and agree with the statements contained therein.

Very truly yours,

Tait, Weller & Baker LLP